“Rule 482 Ad”
THE OKLAHOMA FUND
Energy-heavy stocks could hearten investors
By Don Mecoy
Business Writer
     In a few months, you may be able to buy a basket of Oklahoma stocks with a single share of “OOK.”
     That’s pronounced “Oooh-K,” with a drawn-out “O” like the first line of “Oklahoma!”, according to man who conceived of the Oklahoma Fund.
     Capital West Securities in Oklahoma City, which will manage the exchange traded fund, submitted its prospectus to the U.S. Securities and Exchange Commission this week and expects to get final approval to launch the fund within two to four months, said Keith Geary, Capital West chief executive officer.
     At least 90 percent of the fund must be invested in state-based companies. Geary plans to spend much or all of the remaining 10 percent on stock from smaller Oklahoma businesses.
     “We want to represent a basket of stocks that has all Oklahoma companies in it,” Geary said.
     Initially the fund will buy stock from 25 publicly traded companies based in Oklahoma. Each of those companies had a market capitalization topping $500 million at the beginning of 2007, Geary said.
     Five percent of the fund’s money initially will be invested in each of the dozen largest companies in the fund.
     Although opening a new exchange-traded fund while the national economy is stumbling could be a challenge, investors large and small are interested in the robust energy sector that is well represented in the fund, Geary said. Fifteen of the top 16 companies in the fund are energy-related firms.
     “I’ve heard from enough people to believe the support is going to do well — individuals, companies, foundations,” he said. “Through the new contacts we’ve made on the American Stock Exchange in New York, they say “you guys get that started and anybody who likes energy is going to want to buy your fund.”
     Edmond financial adviser Nick Massey said an energy-heavy Oklahoma Fund would make it more desirable than a more widely diversified fund.
     “I think it’s a great idea,” said Massey, owner of the Householder Group. “I would probably use it as a piece of a portfolio.”
     At least 10 percent of the management fee earned from OOK will be donated to Aaron’s Bridge, a newly formed nonprofit whose purpose is to address children’s issues in Oklahoma, the first of which is to see to it that a bio-medical based treatment option be available in the state for children diagnosed with developmental disorders.
     An ebullient Geary said he wants to invite executives from some of the companies in the fund, state officials, even the local media to the bell-ringing ceremony on the American Stock Exchange to make the fund’s inauguration.
     “I’ve never been to New York, and neither has my wife, so this is icing on the cake,” he said.

     INITIAL INVESTMENTS
•	Devon Energy

•	The Williams Cos. Inc.

•	Chesapeake Energy

•	ONEOK Partners

•	SandRidge Energy

•	ONEOK

•	Continental Resources

•	Helmerich & Payne

•	BOK Financial

•	OGE Energy

•	Williams Partners

•	Magellan Midstream Holdings

•	Unit Corp.

•	Magellan Midstream Partners

•	Arena Resources

•	Alliance Holdings

•	Sonic

•	Alliance Resource Partners

•	Apco Argentina

•	Gulfport Energy

•	Pre-Paid Legal Services

•	BancFirst

•	Matrix Service

•	Hiland Holdings

•	LSB Industries
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Investors should consider the investment objectives, risks, charges and expenses of OOK, Inc. carefully before investing. This and other important information about OOK, Inc. can be found in its prospectus. To obtain a copy of OOK, Inc.’s prospectus, please call 405-235-5757 or visit OOK, Inc.’s website at www.OOKetf.com. Please read the prospectus carefully before investing.